UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report January 25, 2000


                         Commission file number: 1-10245



                             RCM TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its Charter)


   NEVADA                                                 95-1480559
  (State of Incorporation)                 (IRS Employer Identification Number)


           2500 McClellan Avenue, Suite 350, Pennsauken, NJ 08109-4613
                    (Address of principal executive offices)


                                 (856) 486-1777
              (Registrant's telephone number, including area code)




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ITEM 8.  CHANGE IN FISCAL YEAR

On January 25, 2000, RCM Technologies, Inc. (the "Registrant") determined to change its fiscal year end from October 31 to December 31. The Registrant will file a report on Form 10-Q covering the transition period from November 1, 1999 through and including December 31, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RCM Technologies, Inc.

                              (Registrant)






Date: January 28, 2000         By:/s/ Stanton Remer
                                  -----------------
                                  Stanton Remer
                                  Chief Financial Officer, (Principal Accounting Officer) Treasurer, Secretary and Director





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